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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) August 12, 1997


                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


       0-20097                                           33-0256103
(Commission File Number)                    (I.R.S. Employer Identification No.)

          2067 Commerce Drive
            Medford, Oregon                                  97504
(Address of principal executive offices)                   (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



                            Total Number of Pages: 2

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Item 5.           Other Events

                  On August 12, 1997, Advanced Machine Vision Corporation ("AMV") purchased in a private transaction 1,001,640 shares of its Class A Common Stock, 300,000 Class F Warrants and 340,000 Class H Warrants for $1,903,116.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCED MACHINE VISION CORPORATION




Date:   August 13, 1997                   By:  /s/ Alan R. Steel
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                                               Vice President of Finance and
                                               Chief Financial Officer